Exhibit 10.17

ATHEROS COMMUNICATIONS, INC.

HARDWARE ACCESS LAYER (“HAL”) TECHNOLOGY LICENSE AGREEMENT

Atheros Communications, Inc. (“Atheros”)		Video54 Technologies, Inc. (“Licensee”)
By:	/s/ Tom Foster	By:	/s/ William S. Kish
Name:	Tom Foster	Name:	William S. Kish
Title:	V. P. Sales	Title:	CTO
Date:	8/23/04	Date:	8-17-04
Principal Place of Business: 529 Almanor Ave. Sunnyvale, CA 94085, USA		Principal Place of Business: 3000 Sand Hill Rd Menlo Park CA 94025 Fax No.: 408-877-1536

This Hardware Access Layer Technology License Agreement (“Agreement”) is made and entered into this 17 day of August, 2004, or, if date left blank, the later of the two signature dates above (the “Effective Date”) by and between Atheros and Licensee (each individually a “Party” and collectively the “Parties”). This Agreement may be executed only by Atheros and an authorized direct or indirect licensee of Atheros’ proprietary software technology. In consideration of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

1.	Definitions. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

1.1     “Atheros Chipset” means an Atheros-proprietary wireless networking integrated circuit product.

1.2     “Licensed Products” means Licensee’s products incorporating an Atheros Chipset and a Licensed Work. For purposes of clarity, the Licensed Products do not and may not include devices without an Atheros Chipset or without a Licensed Work.

1.3     “Licensed Work” means software derived from the Licensed Code, or any portion thereof, and for which the tools provided in the “regdomain” subdirectory of the Licensed Code have validated that operation of the regulatory domain compliance function ported software is equivalent to operation of that function in the Licensed Code. For the purpose of clarity, any software ported from the Licensed Code for which the regdomain tools do not validate equivalent operation of the regulatory domain compliance function of the ported software shall NOT be considered a Licensed Work hereunder.

1.4     “Atheros Technology” means the software code, specification(s), technical information, algorithms and any supporting documentation included in Exhibit A, including without limitation the Licensed Code. Atheros may, in its sole discretion, update the Atheros Technology and provide such update to Licensee. The terms and conditions of this Agreement will apply to any update of the Atheros Technology provided to Licensee.

1.5     “Object Code” shall mean the fully compiled version of a software program that can be executed by a computer and used by an end user without further compilation.

1.6     “Source Code” shall mean the human-readable version of a software program that can be compiled into Object Code.

1.7     “Licensed Code” shall mean the software files listed in Exhibit A and any updates thereto.

Atheros Communications Version 1.1 Form Approved Aug. 1, 2003	1.	HAL License

2.	License. Subject to the terms and conditions hereof and of the Agreement, Atheros hereby grants to Licensee and Licensee hereby accepts, only for development and sale or resale of Licensed Products, a worldwide, perpetual (except subject to termination for breach), non-exclusive and non-transferable (except as allowed by the Assignment provision hereof) license to:

(a)	reproduce and use the Atheros Technology internally only for development and maintenance purposes as required to develop, support, and maintain Licensed Works;

(b)	compile and modify the Source Code of the Licensed Code solely as necessary to create Licensed Works and compile such Licensed Works from Source Code to Object Code;

(c)	distribute, sell, offer to sell and sublicense the right to use the Licensed Works, as Object Code only, solely as incorporated in or for incorporation into Licensed Products;

(d)	distribute, sell, offer to sell and sublicense the right to use the Licensed Works, as Object Code only, as incorporated into updates that are interoperable with the Licensed Products;

(e)	use the Atheros Technology to provide customer support for the Licensed Works and Licensed Products.

3.	Restrictions.

3.1 Ownership. Licensee acknowledges that Atheros retains all right, title, and interest in and to the Atheros Technology. Licensee acknowledges and agrees that Licensee has no rights in or to the Atheros Technology except for those rights expressly granted in this Agreement. Licensee shall reproduce on each copy of the Licensed Code, including any authorized modified versions thereof, all proprietary rights notices that are included by Atheros on the original.

3.2 Enhancements. Licensee acknowledges that it is in the best interests of Licensee and Atheros for the licensed HAL code to be as bug-free as possible, for Atheros to be able to confirm that Licensee’s object code releases of the HAL code conform to the restrictions of this license, and for improved updates of the HAL code to be available to Licensee and other developers of Atheros technology. Licensee therefore grants to Atheros the following sublicenseable rights to its enhancements to the HAL code. In the event that Licensee develops an update or modification to the Licensed Code (the “Enhancement”), including but not limited to in or as a Licensed Work, Licensee will promptly disclose and deliver the Enhancement to Atheros, including but not limited to Source Code, and Licensee hereby grants to Atheros a non-exclusive, worldwide, royalty-free, perpetual, irrevocable, and sublicenseable (with the authority to authorize the granting of sublicenses) license to implement such Enhancement in or with any Atheros product or technology.

4.	Confidential Information; No Open Source. Except as otherwise provided for elsewhere in this Agreement, Licensee shall not allow access to the Atheros Technology by any third party. Licensee shall take all reasonable measures to maintain the confidentiality of the Atheros Technology, and will not disclose the Atheros Technology to any third party, other than authorized sublicensees and Licensee’s employees and consultants with a need to know, without Atheros’ prior written consent. Licensee agrees to abide by the terms and conditions of the Non-Disclosure Agreement between the Parties (the “NDA”), incorporated herein by this reference. Each party shall obtain the other’s written consent prior to any publication, presentation, public announcement, or press release concerning the existence or terms and conditions of this Agreement.

IN ITS EXERCISE OF THE RIGHTS GRANTED UNDER THIS AGREEMENT, LICENSEE AGREES NOT TO PUBLICALLY DISCLOSE OR TO TAKE ANY ACTION THAT WOULD RESULT IN ANY CONTRACTUAL REQUIREMENT TO MAKE AVAILABLE AS SOURCE CODE TO OTHER PARTIES THE LICENSED CODE OR ANY PORTION THEREOF.

5.	Warranty Disclaimer; Damages Waiver; Limitation of Liability; Distribution Indemnity

ATHEROS EXPRESSLY DISCLAIMS ALL WARRANTIES RELATED TO THE LICENSED CODE, WHETHER EXPRESS, IMPLIED OR STATUTORY INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NONINFRINGEMENT OF THIRD PARTY RIGHTS. NO ASSURANCE OF REGULATORY COMPLIANCE

Atheros Communications Version 1.1 Form Approved Aug. 1, 2003	2.	HAL License

IS PROVIDED HEREUNDER. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY ATHEROS, ITS DEALERS, DISTRIBUTORS, AGENTS OR EMPLOYEES SHALL IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY. THE LICENSED CODE IS PROVIDED “AS IS”, WITH NO WARRANTIES.

ATHEROS, ITS CONTRACTORS AND AFFILIATES SHALL NOT BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR USE OF THE ATHEROS TECHNOLOGY, OR FOR THE LOSS OF DATA, INFORMATION OF ANY KIND, BUSINESS, PROFITS, OR OTHER COMMERCIAL LOSS, HOWEVER CAUSED, AND WHETHER OR NOT ATHEROS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

NOTHING IN THIS AGREEMENT, AND NO SOFTWARE CODE PROVIDED HEREUNDER, ASSURES IN ANY WAY THE REGULATORY COMPLIANCE OF LICENSED WORKS OR LICENSED PRODUCTS. LICENSEE IS SOLELY RESPONSIBLE FOR THE REGULATORY COMPLIANCE OF LICENSED WORKS AND LICENSED PRODUCTS IN ALL REGULATORY DOMAINS WORLDWIDE.

IN NO EVENT SHALL ATHEROS’ OR ITS AFFILIATES’ OR CONTRACTORS’ AGGREGATE LIABILITY IN CONNECTION WITH, ARISING OUT OF, OR RELATING TO THIS AGREEMENT EXCEED FIVE HUNDRED DOLLARS ($500). THE PARTIES AGREE THAT THE LIMITATIONS SPECIFIED IN THIS SECTION WILL APPLY EVEN IF ANY LIMITED REMEDY PROVIDED IN THIS AGREEMENT IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

LICENSEE WILL INDEMNIFY, DEFEND AND OTHERWISE HOLD ATHEROS AND ITS AFFILIATES AND CONTRACTORS HARMLESS AGAINST ANY THIRD PARTY CLAIMS, LOSSES, DAMAGES, LIABILITY OR EXPENSES (INCLUDING ATTORNEYS’ AND OTHER PROFESSIONALS’ FEES) INCURRED BY ATHEROS ARISING OUT OF OR RELATING TO THE MARKETING, SALE OR DISTRIBUTION OF LICENSED PRODUCTS OR LICENSEE’S USE OF THE ATHEROS TECHNOLOGY.

6.	Term and Termination.

6.1 This Agreement will begin on the Effective Date and shall have a perpetual term; provided, however, that this Agreement may be terminated immediately and without prior notice by Atheros if Licensee breaches either of Sections 3.2 or 4, and may be terminated by Atheros if Licensee materially breaches any other provision of this Agreement and fails to cure such breach within thirty (30) days after receipt of written notice from Atheros.

6.2 Upon termination of this Agreement, Licensee will immediately cease using the Atheros Technology. However, Licensee shall be entitled to retain one set of the Atheros Technology to continue to support authorized Licensed Products already sold or licensed.

6.3 The rights and obligations of the Parties contained in Sections 1 (“Definitions”), 3.2 (“Licensee’s Enhancements”), and Sections 4 through 14, inclusive, shall survive any expiration or termination of this Agreement. Furthermore, in the event of termination of this Agreement the license grants for Licensed Products sold or distributed to end users shall remain in effect.

7.	Assignment. Licensee may not assign this Agreement or any interest or rights granted hereunder to any third party without the prior written consent of Atheros; provided that such consent shall not be unreasonably withheld or delayed, unless the proposed assignee is, in Atheros’ reasonable determination, an Atheros competitor. A change of control of Licensee pursuant to a merger, sale of assets or stock shall be deemed to be an assignment under this Agreement. For purposes hereof, “change of control of Licensee” means the acquisition of beneficial ownership of more than fifty percent (50%) of the then outstanding voting securities of Licensee entitled to vote generally in the election of directors, including any such acquisition that is made pursuant to a merger or other business combination with a third party. This Agreement shall terminate immediately upon occurrence of any prohibited assignment. Atheros may assign any of its rights and obligation under this Agreement at any time without Licensee’s prior written consent.

Atheros Communications Version 1.1 Form Approved Aug. 1, 2003	3.	HAL License

8.	Export and Regulatory Controls. Licensee shall comply with all applicable laws and regulations, including the U.S. Export Administration Act, affecting the export and regulation of wireless communications technology.

9.	Waiver. No failure by either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights and no waiver of a breach in a particular situation shall be held to be a waiver of any other or subsequent breach.

10.	Severability. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent possible and the other provisions of this Agreement will remain in force.

11.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California. The Parties hereby specifically disclaim the UN Convention on Contracts for the International Sale of Goods.

12.	Notice. Any notice required or permitted to be given by either party under this Agreement shall be in writing and shall be personally delivered or sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered), or by facsimile confirmed by first class mail (registered or certified), to the Project Manager (if designated) of the other party. Notices will be deemed effective (i) three (3) working days after deposit, postage prepaid, if mailed, (ii) the next day if sent by overnight mail, or (iii) the same day (or the next business day if the facsimile is sent on a non-business day) if sent by facsimile and confirmed as set forth above. A copy of any notice shall be sent to the following:

Atheros Communications, Inc.	Licensee
529 Almanor Ave.	As listed in signature block above
Sunnyvale, CA 94085
Attn: Legal Department
Fax: (408) 773-9909

13.	Entire Agreement. This Agreement, its exhibits and other agreements or documents referenced herein, including the NDA, constitute the full and complete understanding and agreement between the Parties and supersede all contemporaneous and prior understandings, agreements and representations relating to the subject matter hereof. No modifications, alterations or amendments shall be effective unless in writing signed by both Parties to this Agreement.

14.	Copyright Notices. The Licensed Code includes Copyright Notice and other text intended for inclusion in the object code version of Licensed Works. To the extent such text is inconsistent with this Agreement, this Agreement controls.

15.	Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if both Parties hereto had signed the same document. All counterparts will be construed together and will constitute one agreement. Facsimile signatures shall be considered original signatures.

Atheros Communications Version 1.1 Form Approved Aug. 1, 2003	4.	HAL License

HARDWARE ACCESS LAYER (“HAL”)

TECHNOLOGY LICENSE AGREEMENT

EXHIBIT A

ATHEROS TECHNOLOGY

The following lists the Licensed Technology to be delivered to Licensee under the terms of the Agreement. From time to time, Atheros or its affiliate may provide updates. Before installing or otherwise using the updates, Licensee shall acknowledge receipt of the update (electronic acknowledgment is acceptable) and each update so acknowledged by Licensee shall constitute an Amendment to this Exhibit A.

The Atheros Technology includes:

The Licensed Code and the following documentation file: ./BUILD_HAL

The Licensed Code includes the following files and any updates thereto:

./COPYRIGHT	./ar5211/ar521l.h	./ar5212/ar5212phy.h
./Makefile	./ar5211/ar521l_attach.c	./ar5212/ar5212reg.h
./README	./ar5211/ar521l_beacon.c	./ar5212/ar5311reg.h
./ah.c	./ar521l/ar521l_interrupts.c	./ar5212/cvtatheros
./ah.h	./ar521l/ar521l_keycache.c	./ardecode/Makefile
./ah_decode.h	./ar521l/ar521l_misc.c	./ardecode/ar5210.c
./ah_desc.h	./ar521l/ar521l_phy.c	./ardecode/ar5211.c
./ah_devid.h	./ar521l/ar521l_power.c	./ardecode/ar5212.c
./ah_eeprom.c	./ar521l/ar521l_recv.c	./ardecode/main.c
./ah_eeprom.h	./ar521l/ar521l_reset.c	./freebsd/Makefile.inc
./ah_internal.h	./ar521l/ar521l_xmit.c	./freebsd/ah_if.m
./ah_regdomain.c	./ar521l/ar521ldesc.h	./freebsd/ah_osdep.c
./ah_xr.h	./ar521l/ar521lphy.h	./freebsd/ah_osdep.h
./version.h	./ar521l/ar521lreg.h	./freebsd/syms.awk
./ar5210/ar5210.h	./ar5211/boss.ini	./linux/Makefile.inc
./ar5210/ar5210_attach.c	./ar5212/ar5212.h	./linux/ah_osdep.c
./ar5210/ar5210_beacon.c	./ar5212/ar5212.ini	./linux/ah_osdep.h
./ar5210/ar5210_interrupts.c	./ar5212/ar5212_ani.c	./linux/syms.awk
./ar5210/ar5210_keycache.c	./ar5212/ar5212_attach.c	./regdomain/Makefile
./ar5210/ar5210_misc.c	./ar5212/ar5212_beacon.c	./regdomain/ah_osdep.h
./ar5210/ar5210_phy.c	./ar5212/ar5212_interrupts.c	./regdomain/cmp.sh
./ar5210/ar5210_power.c	./ar5212/ar5212_keycache.c	./regdomain/main.c
./ar5210/ar5210_recv.c	./ar5212/ar5212_misc.c	./regdomain/regdomain.1
./ar5210/ar5210_reset.c	./ar5212/ar5212_phy.c	./regdomain/run.sh
./ar5210/ar5210_xmit.c	./ar5212/ar5212_power.c	./regdomain/opt_ah.h
./ar5210/ar5210desc.h	./ar5212/ar5212_recv.c	./regdomain/regdomain
./ar5210/ar5210phy.h	./ar5212/ar5212_reset.c	./regdomain/241-27-coun.log
./ar5210/ar5210reg.h	./ar5212/ar5212_xmit.c
./ar5210/ar5k_0007.ini	./ar5212/ar5212desc.h

Atheros Communications Version 1.1 Form Approved Aug. 1, 2003	5.	HAL License